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                                                                    EXHIBIT 24.1

                          SPINNAKER EXPLORATION COMPANY

                                Power of Attorney

     The undersigned Spinnaker Exploration Company, a Delaware corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Roger L. Jarvis and Robert M. Snell, and each of them, with full power of substitution, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a registration statement or registration statements of said Spinnaker Exploration Company on Form S-3 and any and all amendments thereto (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provisions of Rule 462(b) under the Securities Act of 1933, as amended (the "Act")) for the purpose of registering under the Act debt securities, shares of preferred stock, shares of common stock, depositary shares, warrants, guarantees, stock purchase contracts, stock purchase units and trust preferred securities of Spinnaker Exploration Company, Spinnaker Exploration Company, L.L.C., WP Spinnaker Holdings, Inc. and Spinnaker Exploration Finance Trust I; hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 31st day of May, 2002.

                          SPINNAKER EXPLORATION COMPANY

                          By:      /s/ ROGER L. JARVIS
                             -----------------------------------------
                             Name:  Roger L. Jarvis
                             Title: Chairman, President and
                                    Chief Executive Officer

ATTEST:

/s/ ROBERT M. SNELL
------------------------------------
         Secretary



                                       1

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/s/ ROGER L. JARVIS                        Chairman, President and
------------------------------------       Chief Executive Officer
         Roger L. Jarvis                   (Principal Executive Officer and
                                           Director)

/s/ ROBERT M. SNELL                        Vice President, Chief Financial
------------------------------------       Officer and Secretary
         Robert M. Snell                   (Principal Financial Officer)

/s/ JEFFREY C. ZARUBA                      Vice President, Treasurer and
------------------------------------       Assistant Secretary
         Jeffrey C. Zaruba                 (Principal Accounting Officer)

/s/ SHELDON R. ERIKSON                     (Director)
------------------------------------
         Sheldon R. Erikson

/s/ JEFFREY A. HARRIS                      (Director)
------------------------------------
         Jeffrey A. Harris

/s/ MICHAEL E. MCMAHON                     (Director)
------------------------------------
         Michael E. McMahon

/s/ HOWARD H. NEWMAN                       (Director)
------------------------------------
         Howard H. Newman

/s/ MICHAEL G. MORRIS                      (Director)
------------------------------------
         Michael G. Morris

/s/ MICHAEL E. WILEY                       (Director)
------------------------------------
         Michael E. Wiley

                                       2

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                      SPINNAKER EXPLORATION COMPANY, L.L.C.

                                Power of Attorney

     The undersigned Spinnaker Exploration Company, L.L.C., a Delaware limited liability company, and certain of its officers and/or directors, do each hereby constitute and appoint Roger L. Jarvis and Robert M. Snell, and each of them, with full power of substitution, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a registration statement or registration statements of said Spinnaker Exploration Company, L.L.C. on Form S-3 and any and all amendments thereto (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provisions of Rule 462(b) under the Securities Act of 1933, as amended (the "Act")) for the purpose of registering under the Act debt securities, shares of preferred stock, shares of common stock, depositary shares, warrants, guarantees, stock purchase contracts, stock purchase units and trust preferred securities of Spinnaker Exploration Company, Spinnaker Exploration Company, L.L.C., WP Spinnaker Holdings, Inc. and Spinnaker Exploration Finance Trust I; hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 31st day of May, 2002.

                              SPINNAKER EXPLORATION COMPANY, L.L.C.

                              By:      /s/ ROGER L. JARVIS
                                 -----------------------------------------
                                 Name:  Roger L. Jarvis
                                 Title: Chairman, President and
                                        Chief Executive Officer


ATTEST:

/s/ ROBERT M. SNELL
------------------------------------
         Secretary


                                       1

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/s/ ROGER L. JARVIS                       Chairman, President and
------------------------------------      Chief Executive Officer (Principal
         Roger L. Jarvis                  Executive Officer and Director)

/s/ ROBERT M. SNELL                       Vice President, Chief Financial
------------------------------------      Officer and Secretary (Principal
         Robert M. Snell                  Financial and Accounting Officer)


/s/ JEFFREY A. HARRIS                     (Director)
------------------------------------
         Jeffrey A. Harris


/s/ HOWARD H. NEWMAN                      (Director)
------------------------------------
         Howard H. Newman